Exhibit 99.2

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time.

June 30, 2013 Quarterly Results Presentation

August 8, 2013

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risksand uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

2

Quarterly Overview

Phil Heasley

Chief Executive Officer

Q2 2013 in Review

Q2 results within guidance range, but impacted by certain implementation delays

Online Resources acquisition at, or ahead of plan

– Phase 2 of ORCC integration underway

Full year organic (ex ORCC) SNET looking better than previously expected

Pipeline strong across all regions

Expect large Universal Payments Platform (UPP) win in 2013

Long term strategic efforts coming to fruition in 2013

Evaluating long-term debt issuance to improve capital structure and provide financial flexibility

Increased share repurchase authorization by $100 million

Financial Review

Scott Behrens

Chief Financial Officer

Key Takeaways from the Quarter

Online Resources Integration Proceeding as Planned

– Corporate consolidation is now complete

– Rationalizing certain low margin contracts

– Expect to achieve incremental cost savings of $7 million from facilities and data center consolidation by 2015

– ORCC synergy total now $27 million

New Sales Bookings

– Q2 organic results below expectations

– FY 2013 pipeline significantly improved

– Expect full year organic new sales bookings growth to be in the mid-teens

Backlog Increased from Q1

– 12 month backlog up $6 million to $746 million, after adjusting for fx

– 60 month backlog up $37 million to $3.08 billion, after adjusting for fx

Strong Operating Free Cash Flow

– Q2 OFCF $22 million, up from negative $4 million last year

Key Takeaways from the Quarter

Solid Revenue Quarter

– Non-GAAP revenue increased 5% organically, or 30% including Online Resources (ORCC)

– ORCC contributed $38 million in Q2

– Recurring revenue also grew 5% organically to $148 million, or 72% of consolidated

– Q2 revenue impacted by $2 million in deferred revenue haircut

Operating Expense

- Operating expense increase driven primarily from inclusion of ORCC operations

- ORCC contributed $35 million to Q2 operating expense

- $4 million of expenses related to acquisition related one-time expenses including severance and professional fees

Non-GAAP Operating Income and Adjusted EBIDTA

– Q2 non-GAAP operating income of $17 million, versus $9 million last year

– Adjusted EBITDA of $38 million, or $12 million more than last year

Debt & Liquidity

– Ended quarter with $108 million in cash

– Repurchased ~400k shares as of August 8th, 2013 for ~ $18 million

New Duration Metric Provided

7 August, 2013 Confidential

Contract Duration Metric

New Metric Intended to Boost Transparency

– Represents dollar average remaining contract life (in years) for term license software contracts

– Excludes perpetual contracts (primarily heritage S1 licensed software contracts)

– Excludes all hosted contracts as both cash and revenue are ratable over the contract term

5.00

4.00

3.00

2.00

1.00

2.40

2.46

2.41

2.85

2.71

2.56

Guidance

- Excludes impact of one-time transaction and integration expenses expected to be approximately $16 million

- Excludes impact of deferred revenue haircut of approximately $5 million for 2013

- Organic revenue growth in the low to mid single digits

- Depreciation and amortization expected to approximate $70-$75 million

- Non-cash compensation expense to approximate $16 million

- Diluted share count of ~40 million (assumes no share buy-back activity)

Q3 2013 Revenue Outlook

- Expected to be 25% - 26% of full year revised revenue guidance

FY 2013 SNET Organic (excluding ORCC) Outlook

- Expected to increase year over year as a percentage in the mid teens

Appendix

Monthly Recurring Revenue ($ millions)

Recurring Revenue Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012

Monthly Software license fees $ 21.9 $ 24.7 $ 21.4 $ 24.7 $ 24.5 $ 25.5 Maintenance fees 57.8 58.6 54.7 47.6 49.4 42.1 Processing services 68.6 35.3 32.9 33.0 31.4 21.3

Monthly Recurring Revenue $148.3 $118.6 $109.0 $105.3 $105.3 $88.9

Historic Sales Bookings By Quarter 2012-2013

Sales Mix by Category

Add-on Business

inc. Capacity

Total Economic New Accounts / Upgrades &

Quarter-End Value of Sales New Applications Services Term Extension

3/31/2010 $81,142 $5,758 $35,066 $40,318

7% 43% 50%

6/30/2010 $107,985 $1,224 $68,474 $38,287

1% 63% 35%

9/30/2010 $161,269 $11,290 $89,364 $60,615

7% 55% 38%

12/31/2010 $174,827 $43,988 $59,622 $71,217

25% 34% 41%

3/31/2011 $122,904 $13,695 $50,305 $58,904

11% 41% 48%

6/30/2011 $146,956 $19,730 $54,174 $73,052

13% 37% 50%

9/30/2011 $115,089 $17,356 $57,611 $40,123

15% 50% 35%

12/31/2011 $171,385 $12,906 $104,460 $54,019

8% 61% 32%

3/31/2012 $108,462 $5,958 $58,602 $43,902

5% 54% 40%

6/30/2012 $156,188 $9,855 $102,417 $43,916

6% 66% 28%

9/30/2012 $192,310 $23,802 $102,576 $65,932

12% 53% 34%

12/31/2012 $309,143 $52,206 $145,917 $111,020

12% 53% 34%

3/31/2013 $111,588 $5,778 $70,736 $35,074

5% 63% 31%

6/30/2013 $180,107 $33,717 $95,461 $50,929

19% 53% 28%

Add-on Business

inc. Capacity

New Accounts / Upgrades &

Sales New Applications Services Term Extension

JUN YTD 13 $291,695 $39,495 $166,197 $86,003

JUN YTD 12 $264,650 $15,813 $161,019 $87,818

Variance $27,045 $23,682 $5,177 ($1,815)

Sales Bookings, Net of Term Extensions

Sales Net of Term Extensions (SNET)

Qtr Ended Qtr Ended % Growth or Channel Jun 13 Jun 12 Decline Americas $82,376 $60,683 36%

EMEA 28,542 38,808 -26% Asia-Pacific 18,260 12,781 43%

Total Sales (Net of Term Ext.) $129,178 $112,272 15% ORCC SNET $17,383 Organic ACI SNET $111,795 $112,272 0%

Non-GAAP Operating Income ($ millions)

Quarter Ended

Non-GAAP Operating Income (Loss) (millions) June 30,

2013 2012

Operating income (loss) $11.5 ($7.9)

Plus:

Deferred revenue fair value adjustment 2.0 9.6

Employee related actions 2.4 3.6

IT exit costs — 3.1

Other one-time transaction related expenses 1.5 0.9

Non-GAAP Operating Income (Loss) $ 17.4 $ 9.3

Adjusted EBITDA ($ millions)

Quarter Ended

Adjusted EBITDA (millions) June 30,

2013 2012

Net income (loss) $1.9 ($4.7)

Plus:

Income tax expense (benefit) 2.3 (6.2)

Net interest expense 5.8 2.7

Net other expense (income) 1.5 0.3

Depreciation expense 4.2 3.5

Amortization expense 12.7 9.7

Non-cash compensation expense 3.8 3.5

Adjusted EBIDTA $32.2 $8.8

Deferred revenue fair value adjustment 2.0 9.6

Employee related actions 2.4 3.3

IT exit costs — 3.1

Other one-time transaction related expenses 1.5 0.9

Adjusted EBIDTA excluding one-time transaction expenses $ 38.1 $ 25.7

Operating Free Cash Flow ($ millions)

Reconciliation of Operating Free Cash Flow (millions) Quarter Ended June 30,

2013 2012

Net cash provided (used) by operating activities $22.7 ($5.5)

Net after-tax payments associated with employee-related actions 2.1 3.9

Net after-tax payments associated with lease terminations 0.2 -

Net after-tax payments associated with one-time transaction related expenses 1.4 1.1

Net after-tax payments associated with IBM IT Outsourcing Transition — 0.2

Less capital expenditures (4.6) (3.5)

Operating Free Cash Flow $21.8 ($3.8)

*	Tax effected at 35%

Non-Cash Compensation, Acquisition Intangibles and

Software, and Acquisition-Related Expenses

Acquisition Intangibles & Software, Non-cash equity based compensation Quarter Ended

(millions) June 30,

2013 2012

$ in Millions $ in Millions

EPS Impact EPS Impact

(Net of Tax) (Net of Tax)

Acquisition related one-time expenses $ 0.06 $ 2.5 $ - $ -

Amortization of acquisition-related intangibles 0.08 3.1 0.05 2.1

Amortization of acquisition-related software 0.07 3.0 0.05 2.1

Non-cash equity-based compensation 0.06 2.5 0.06 2.3

Total Acquisition Intangibles & Software, Non-cash equity based compensation $ 0.27 $ 11.1 $ 0.16 $ 6.5

* Tax Effected at 35%

60-Month Backlog ($ millions)

Quarter Ended

Backlog 60-Month (millions) June 30, March 31, June 30.

2013 2013 2012

Americas $2,117 $2,090 $1,414

EMEA 691 691 653

Asia/Pacific 276 275 239

Backlog 60-Month $3,084 $3,056 $2,306

Deferred Revenue $209 $205 $204

Other 2,875 2,851 2,102

Backlog 60-Month $3,084 $3,056 $2,306

Backlog as a Contributor of Quarterly Revenue

Backlog as Contributor of Revenue (thousands) Quarter Ended June 30, % Growth or

2013 2012 Decline

Revenue from Backlog $ 188,291 $ 142,854 31.8% Revenue from Sales 17,539 6,943 152.6%

Total Revenue $ 205,830 $ 149,797 184.4% Revenue from Backlog 91% 95% Revenue from Sales 9% 5%

•	Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
•	Revenue from current quarter sales consistent with prior quarters

Non-GAAP Financial Measures

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries and expenses related to the acquisitions of ORCC and S1, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.

Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.

Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures

ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with acquisition related transaction costs, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow isconsidered anon-GAAP financial measure as defined by SEC Regulation G. Weutilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.

ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures

Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:

Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.

License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.

Non-recurring license arrangements are assumed to renew as recurring revenue streams.

Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.

Our pricing policies and practices are assumed toremainconstant over the 60-month backlog period.

Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.

Backlogshouldbeconsideredinaddition to,ratherthan as a substitute for, reported revenue and deferred revenue.

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this presentation include, but are not limited to, statements regarding: • the impact of certain implementation projects; • expectations regarding the ORCC acquisition; • expectations regarding full year organic SNET; • sales and revenue pipeline; • expectations regarding a large UPP win in 2013; • effect of long-term strategic efforts; • expectations regarding a long-term debt issuance;

expectations that we will generate $27 million in annual cost synergies, including incremental cost savings of $7 million from facilities and data center consolidation; and expectations regarding 2013 financial guidance related to revenue, operating income and adjusted EBITDA.

Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail.

www.aciworldwide.com